EXHIBIT 99.1

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS  —  NEW GAAP (a)

	Institutional Asset Mgmt		Mutual Funds		Private Wealth Mgmt		Asset Servicing
($ millions)	2001	2000	2001	2000	2001	2000	2001	2000
Trust fees	$526.6	$494.8	$537.8	$538.2	$312.8	$312.7	$450.5	$408.6
Other fee revenue	19.7	22.4	3.2	23.5	14.5	11.2	169.3	147.7
Net interest revenue / (expense)	(13.6)	(3.5)	1.0	(7.4)	164.3	125.4	107.4	94.7

Total revenue	532.7	513.7	542.0	554.3	491.6	449.3	727.2	651.0
Credit quality expense / (revenue)	—	—	—	—	0.6	0.7	—	—
Total operating expense	385.7	342.4	328.0	326.3	254.0	233.5	451.6	395.1

Income from continuing operations before taxes (benefits)	147.0	171.3	214.0	228.0	237.0	215.1	275.6	255.9
Income taxes (benefits)	55.1	64.5	84.8	92.6	84.5	77.2	95.3	89.8

Income (loss) from continuing operations	91.9	106.8	129.2	135.4	152.5	137.9	180.3	166.1
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—

Net income (loss)	$91.9	$106.8	$129.2	$135.4	$152.5	$137.9	$180.3	$166.1

($ Billions)
Average loans	—	—	—	—	2.4	2.3	—	—
Average assets (c)	0.9	0.8	0.6	0.7	4.8	4.6	3.2	3.5
Average deposits	—	—	—	—	4.2	4.1	2.2	2.4
Average common equity	0.2	0.2	0.4	0.3	0.2	0.2	0.5	0.4
Average Tier I preferred equity	—	—	—	—	—	—	—	—
Assets under management (period end)	349	322	152	112	49	56	41	40
Assets under administration or custody (period end)	—	—	—	—	21	33	2,029	2,225
Contribution to EPS (e)	$0.19	$0.21	$0.27	$0.27	$0.32	$0.28	$0.38	$0.33
Return on common equity (e)	41%	57%	36%	42%	68%	60%	39%	40%
Pretax operating margin (e)	28%	33%	39%	41%	48%	48%	38%	39%
Pretax operating margin (d)(e)	28%	33%	39%	41%	49%	48%	38%	39%

(a)	Results exclude the impact of the amortization of goodwill from purchase acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Excludes amortization of other intangibles.
(e)	Ratios excludes the impact of the venture capital fair market value adjustments, loss on disposition of loans & commitments and nonoperating charges for 2001.
In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS — NEW GAAP (a)

	Human Resources Services		Treasury Services		Total Core		Other Activities		Consolidated Results
($ millions)	2001	2000	2001	2000	2001	2000	2001	2000	2001	2000
Trust fees	$732.1	$469.5	$6.7	$4.0	$2,566.5	$2,227.8	$(11.8)	$33.5	$2,554.7	$2,261.3
Other fee revenue	1.1	2.6	349.2	302.2	557.0	509.6	(319.4)	171.0	237.6	680.6
Net interest revenue / (expense)	(12.1)	(7.6)	394.6	369.5	641.6	571.1	(60.0)	(16.4)	581.6	554.7

Total revenue	721.1	464.5	750.5	675.7	3,765.1	3,308.5	(391.2)	188.1	3,373.9	3,496.6
Credit quality expense / (revenue)	—	—	2.4	9.6	3.0	10.3	(7.9)	(2.3)	(4.9)	8.0
Total operating expense	668.2	440.3	441.0	403.8	2,528.5	2,141.4	50.6	54.0	2,579.1	2,195.4

Income from continuing operations before taxes (benefits)	52.9	24.2	307.1	262.3	1,233.6	1,156.8	(433.9)	136.4	799.7	1,293.2
Income taxes (benefits)	17.8	8.1	106.9	92.1	444.4	424.3	(146.7)	50.1	297.7	474.4

Income (loss) from continuing operations	35.1	16.1	200.2	170.2	789.2	732.5	(287.2)	86.3	502.0	818.8
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	912.8	291.2

Net income (loss)	$35.1	$16.1	$200.2	$170.2	$789.2	$732.5	$(287.2)	$86.3	$1,414.8	$1,110.0

($ Billions)
Average loans	—	—	5.6	6.6	8.0	8.9	1.8	1.8	9.8	10.7
Average assets (c)	1.0	0.7	9.2	9.9	19.7	20.2	13.0	7.8	32.7	28.0
Average deposits	0.1	0.1	7.7	6.6	14.2	13.2	3.4	3.2	17.6	16.4
Average common equity	0.2	0.1	0.8	0.9	2.3	2.1	1.4	1.8	3.7	3.9
Average Tier I preferred equity	—	—	0.2	0.2	0.2	0.2	0.8	0.8	1.0	1.0
Assets under management (period end)	—	—	—	—	591	530	1	—	592	530
Assets under administration or custody (period end)	32	8	—	—	2,082	2,266	—	1	2,082	2,267
Contribution to EPS (e)	$0.07	$0.03	$0.42	$0.34	$1.65	$1.46	$0.06	$0.19	$1.71	$1.65
Return on common equity (e)	21%	19%	24%	18%	35%	34%	n/m	n/m	22%	21%
Pretax operating margin (e)	7%	5%	41%	39%	33%	35%	n/m	n/m	34%	37%
Pretax operating margin (d)(e)	7%	5%	41%	39%	33%	35%	n/m	n/m	34%	37%

(a)	Results exclude the impact of the amortization of goodwill from purchase acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Excludes amortization of other intangibles.
(e)	Ratios excludes the impact of the venture capital fair market value adjustments, loss on disposition of loans & commitments and nonoperating charges for 2001.
In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS – NEW GAAP (a)
INSTITUTIONAL ASSET MANAGEMENT – 9 Quarter Trend

	2000				2001				2002
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Trust fees	$126.5	$110.4	$119.8	$138.1	$120.8	$119.3	$126.8	$159.7	$147.3
Other fee revenue	5.4	6.2	6.4	4.4	2.7	4.5	7.8	4.7	6.5
Net interest revenue / (expense)	(2.1)	(1.4)	0.1	(0.1)	(1.2)	(0.6)	(5.7)	(6.1)	(6.8)

Total revenue	129.8	115.2	126.3	142.4	122.3	123.2	128.9	158.3	147.0
Credit quality expense / (revenue)	—	—	—	—	—	—	—	—	—
Total operating expense	86.7	77.1	78.3	100.3	87.1	83.1	98.1	117.4	117.6

Income from continuing operations before taxes (benefits)	43.1	38.1	48.0	42.1	35.2	40.1	30.8	40.9	29.4
Income taxes (benefits)	16.2	14.5	18.1	15.7	13.3	15.3	12.1	14.4	11.2

Income (loss) from continuing operations	26.9	23.6	29.9	26.4	21.9	24.8	18.7	26.5	18.2
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—

Net income (loss)	$26.9	$23.6	$29.9	$26.4	$21.9	$24.8	$18.7	$26.5	$18.2

($ Billions)
Average loans	—	—	—	—	—	—	—	—	—
Average assets (c)	0.8	0.8	0.7	0.7	0.7	0.8	1.0	1.1	1.2
Average deposits	—	—	—	—	—	—	—	—	—
Average common equity	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Average Tier I preferred equity	—	—	—	—	—	—	—	—	—
Assets under management (period end)	304	316	330	322	306	318	331	349	350
Assets under administration or custody (period end)	—	—	—	—	—	—	—	—	7
Contribution to EPS (e)	$0.05	$0.05	$0.06	$0.05	$0.04	$0.06	$0.04	$0.05	$0.04
Return on common equity (e)	59%	51%	62%	54%	44%	48%	32%	43%	32%
Pretax operating margin (e)	33%	33%	38%	30%	29%	33%	24%	26%	20%
Pretax operating margin (d)(e)	33%	33%	38%	30%	29%	33%	24%	26%	20%

(a)	Results exclude the impact of the amortization of goodwill from purchase acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Excludes amortization of other intangibles.
(e)	Ratios excludes the impact of the venture capital fair market value adjustments, loss on disposition of loans & commitments and nonoperating charges for 2001.
In January 2002, the corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS – NEW GAAP (a)
MUTUAL FUNDS – 9 Quarter Trend

	2000				2001				2002
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Trust fees	$134.0	$133.7	$137.8	$132.7	$127.5	$126.2	$140.5	$143.6	$142.2
Other fee revenue	11.7	3.3	2.4	6.2	2.2	2.7	(1.5)	(0.1)	(1.2)
Net interest revenue / (expense)	(2.6)	(2.5)	(1.5)	(0.8)	(0.3)	—	0.3	1.0	1.4

Total revenue	143.1	134.5	138.7	138.1	129.4	128.9	139.3	144.5	142.4
Credit quality expense / (revenue)	—	—	—	—	—	—	—	—	—
Total operating expense	81.1	83.9	81.4	79.9	78.6	73.8	83.8	91.8	84.1

Income from continuing operations before taxes (benefits)	62.0	50.6	57.3	58.2	50.8	55.1	55.5	52.7	58.3
Income taxes (benefits)	25.1	20.6	23.2	23.7	19.6	22.5	22.6	20.1	23.4

Income (loss) from continuing operations	36.9	30.0	34.1	34.5	31.2	32.6	32.9	32.6	34.9
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—

Net income (loss)	$36.9	$30.0	$34.1	$34.5	$31.2	$32.6	$32.9	$32.6	$34.9

($ Billions)
Average loans	—	—	—	—	—	—	—	—	—
Average assets (c)	0.7	0.7	0.7	0.7	0.7	0.6	0.6	0.6	0.7
Average deposits	—	—	—	—	—	—	—	—	—
Average common equity	0.3	0.3	0.3	0.3	0.3	0.4	0.4	0.4	0.4
Average Tier I preferred equity	—	—	—	—	—	—	—	—	—
Assets under management (period end)	109	106	113	112	120	133	131	152	164
Assets under administration or custody (period end)	—	—	—	—	—	—	—	—	—
Contribution to EPS (e)	$0.07	$0.06	$0.07	$0.07	$0.06	$0.07	$0.07	$0.07	$0.08
Return on common equity (e)	48%	38%	41%	40%	36%	38%	36%	35%	36%
Pretax operating margin (e)	43%	38%	41%	42%	39%	43%	40%	36%	41%
Pretax operating margin (d)(e)	43%	38%	41%	42%	39%	43%	40%	36%	41%

(a)	Results exclude the impact of the amortization of goodwill from purchase acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Excludes amortization of other intangibles.
(e)	Ratios excludes the impact of the venture capital fair market value adjustments, loss on disposition of loans & commitments and nonoperating charges for 2001.
In January 2002, the corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS – NEW GAAP (a)
PRIVATE WEALTH MANAGEMENT – 9 Quarter Trend

	2000				2001				2002
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Trust fees	$74.2	$74.7	$79.3	$84.5	$81.3	$81.3	$79.8	$70.4	$80.1
Other fee revenue	1.6	4.1	2.9	2.6	2.7	2.9	2.9	5.9	3.4
Net interest revenue / (expense)	28.2	32.1	31.8	33.3	33.8	37.9	43.4	49.2	53.2

Total revenue	104.0	110.9	114.0	120.4	117.8	122.1	126.1	125.5	136.7
Credit quality expense / (revenue)	0.1	—	0.3	0.3	—	0.1	0.2	0.3	0.8
Total operating expense	56.7	58.4	60.1	58.3	60.3	62.1	62.1	69.5	70.0

Income from continuing operations before taxes (benefits)	47.2	52.5	53.6	61.8	57.5	59.9	63.8	55.7	65.9
Income taxes (benefits)	16.9	18.8	19.4	22.1	20.7	21.8	23.2	18.8	23.6

Income (loss) from continuing operations	30.3	33.7	34.2	39.7	36.8	38.1	40.6	36.9	42.3
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—

Net income (loss)	$30.3	$33.7	$34.2	$39.7	$36.8	$38.1	$40.6	$36.9	$42.3

($ Billions)
Average loans	2.3	2.2	2.3	2.4	2.3	2.3	2.4	2.4	2.5
Average assets (c)	4.4	4.6	4.7	4.7	4.9	4.7	4.6	5.2	5.1
Average deposits	3.9	4.1	4.2	4.2	4.2	4.0	3.9	4.6	4.5
Average common equity	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Average Tier I preferred equity	—	—	—	—	—	—	—	—	—
Assets under management (period end)	57	56	57	56	50	52	46	50	51
Assets under administration or custody (period end)	37	35	33	33	31	24	21	21	20
Contribution to EPS (e)	$0.06	$0.07	$0.07	$0.08	$0.08	$0.07	$0.09	$0.08	$0.09
Return on common equity (e)	56%	60%	56%	66%	66%	70%	72%	64%	83%
Pretax operating margin (e)	45%	47%	47%	51%	49%	49%	51%	44%	48%
Pretax operating margin (d)(e)	46%	48%	48%	53%	49%	50%	52%	45%	49%

(a)	Results exclude the impact of the amortization of goodwill from purchase acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Excludes amortization of other intangibles.
(e)	Ratios excludes the impact of the venture capital fair market value adjustments, loss on disposition of loans & commitments and nonoperating charges for 2001.
In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS – NEW GAAP (a)
ASSET SERVICING – 9 Quarter Trend

	2000				2001				2002
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Trust fees	$99.0	$106.3	$103.3	$100.0	$108.8	$119.0	$105.0	$117.7	$125.1
Other fee revenue	43.3	35.8	33.3	35.3	44.4	43.4	40.2	41.3	26.5
Net interest revenue / (expense)	19.8	22.2	25.8	26.9	27.7	23.3	26.5	29.9	27.8

Total revenue	162.1	164.3	162.4	162.2	180.9	185.7	171.7	188.9	179.4
Credit quality expense / (revenue)	—	—	—	—	—	—	—	—	—
Total operating expense	93.2	95.4	101.5	105.0	107.9	110.6	107.6	125.5	128.2

Income from continuing operations before taxes (benefits)	68.9	68.9	60.9	57.2	73.0	75.1	64.1	63.4	51.2
Income taxes (benefits)	24.2	24.3	21.2	20.1	25.8	26.4	22.5	20.6	18.2

Income (loss) from continuing operations	44.7	44.6	39.7	37.1	47.2	48.7	41.6	42.8	33.0
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—

Net income (loss)	$44.7	$44.6	$39.7	$37.1	$47.2	$48.7	$41.6	$42.8	$33.0

($ Billions)
Average loans	—	—	—	—	—	—	—	—	—
Average assets (c)	3.1	3.6	3.6	3.7	3.7	3.1	3.2	2.9	2.7
Average deposits	2.2	2.4	2.4	2.6	2.6	2.0	2.2	2.0	1.7
Average common equity	0.4	0.4	0.4	0.4	0.5	0.5	0.5	0.5	0.5
Average Tier I preferred equity	—	—	—	—	—	—	—	—	—
Assets under management (period end)	41	43	40	40	44	43	39	41	45
Assets under administration or custody (period end)	2,215	2,213	2,256	2,226	2,213	2,243	2,029	2,029	2,162
Contribution to EPS (e)	$0.09	$0.09	$0.08	$0.07	$0.10	$0.10	$0.09	$0.09	$0.07
Return on common equity (e)	44%	43%	37%	34%	42%	42%	35%	35%	29%
Pretax operating margin (e)	43%	42%	38%	35%	40%	40%	37%	34%	29%
Pretax operating margin (d)(e)	43%	42%	38%	35%	40%	40%	37%	34%	29%

(a)	Results exclude the impact of the amortization of goodwill from purchase acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Excludes amortization of other intangibles.
(e)	Ratios excludes the impact of the venture capital fair market value adjustments, loss on disposition of loans & commitments and nonoperating charges for 2001.
In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS – NEW GAAP (a)
HUMAN RESOURCES SERVICES – 9 Quarter Trend

	2000				2001				2002
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Trust fees	$105.2	$118.7	$115.1	$130.5	$180.9	$193.1	$178.1	$180.0	$278.6
Other fee revenue	1.1	1.0	0.6	(0.1)	(0.8)	(0.5)	(0.9)	3.4	1.7
Net interest revenue / (expense)	(1.0)	(2.1)	(1.5)	(3.0)	(2.4)	(3.2)	(3.2)	(3.3)	(6.3)

Total revenue	105.3	117.6	114.2	127.4	177.7	189.4	174.0	180.1	274.0
Credit quality expense / (revenue)	—	—	—	—	—	—	—	—	—
Total operating expense	106.8	107.8	106.0	119.7	159.5	169.8	164.9	174.0	251.5

Income from continuing operations before taxes (benefits)	(1.5)	9.8	8.2	7.7	18.2	19.6	9.1	6.1	22.5
Income taxes (benefits)	(0.7)	3.4	2.8	2.6	6.4	6.7	3.1	1.6	6.8

Income (loss) from continuing operations	(0.8)	6.4	5.4	5.1	11.8	12.9	6.0	4.5	15.7
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—

Net income (loss)	$(0.8)	$6.4	$5.4	$5.1	$11.8	$12.9	$6.0	$4.5	$15.7

($ Billions)
Average loans	—	—	—	—	—	—	—	—	—
Average assets (c)	0.7	0.7	0.7	0.8	0.9	0.9	0.9	1.2	1.7
Average deposits	0.1	0.1	0.2	0.1	0.1	0.1	0.1	0.1	0.1
Average common equity	0.1	0.1	0.1	0.1	0.2	0.2	0.2	0.2	0.3
Average Tier I preferred equity	—	—	—	—	—	—	—	—	—
Assets under management (period end)	—	—	—	—	—	—	—	—	—
Assets under administration or custody (period end)	9	9	9	8	7	28	26	32	171
Contribution to EPS (e)	$—	$0.01	$0.01	$0.01	$0.02	$0.03	$0.01	$0.01	$0.04
Return on common equity (e)	-n/m %	33%	26%	18%	30%	31%	15%	11%	23%
Pretax operating margin (e)	-n/m %	8%	7%	6%	10%	10%	5%	3%	8%
Pretax operating margin (d)(e)	-n/m %	8%	7%	6%	10%	10%	5%	3%	8%

(a)	Results exclude the impact of the amortization of goodwill from purchase acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Excludes amortization of other intangibles.
(e)	Ratios excludes the impact of the venture capital fair market value adjustments, loss on disposition of loans & commitments and nonoperating charges for 2001.
In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS — NEW GAAP  (a)
TREASURY SERVICES – 9 Quarter Trend

	2000				2001				2002
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Trust fees	$1.3	$0.8	$0.9	$1.0	$1.5	$1.7	$1.7	$1.8	$1.9
Other fee revenue	71.0	75.6	77.2	78.3	83.1	88.5	86.8	90.9	87.4
Net interest revenue / (expense)	87.8	93.2	94.4	94.1	93.5	98.4	105.3	97.4	112.1

Total revenue	160.1	169.6	172.5	173.4	178.1	188.6	193.8	190.1	201.4
Credit quality expense / (revenue)	4.1	2.6	2.8	0.1	0.5	0.4	0.7	0.8	0.6
Total operating expense	94.4	100.1	103.8	105.5	105.7	111.7	108.5	115.1	113.5

Income from continuing operations before taxes (benefits)	61.6	66.9	65.9	67.8	71.9	76.5	84.6	74.2	87.3
Income taxes (benefits)	21.6	23.3	23.2	24.0	25.3	27.0	30.1	24.5	31.3

Income (loss) from continuing operations	40.0	43.6	42.7	43.8	46.6	49.5	54.5	49.7	56.0
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—

Net income (loss)	$40.0	$43.6	$42.7	$43.8	$46.6	$49.5	$54.5	$49.7	$56.0

($ Billions)
Average loans	7.4	6.5	6.4	6.0	5.9	5.7	5.3	5.4	5.3
Average assets (c)	10.7	10.2	9.7	9.2	9.6	9.2	8.9	9.2	9.2
Average deposits	6.2	6.7	6.4	7.2	7.9	7.3	7.7	7.9	7.6
Average common equity	0.9	0.9	1.0	0.9	0.9	0.9	0.8	0.8	1.1
Average Tier I preferred equity	0.2	0.2	0.3	0.2	0.2	0.2	0.2	0.2	0.1
Assets under management (period end)	—	—	—	—	—	—	—	—	—
Assets under administration or custody (period end)	—	—	—	—	—	—	—	—	—
Contribution to EPS (e)	$0.08	$0.09	$0.08	$0.09	$0.10	$0.10	$0.11	$0.11	$0.13
Return on common equity (e)	18%	19%	18%	19%	20%	22%	28%	25%	21%
Pretax operating margin (e)	38%	39%	38%	39%	40%	41%	44%	39%	43%
Pretax operating margin (d)(e)	39%	40%	40%	41%	41%	41%	45%	39%	44%

(a)	Results exclude the impact of the amortization of goodwill from purchase acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Excludes amortization of other intangibles.
(e)	Ratios excludes the impact of the venture capital fair market value adjustments, loss on disposition of loans & commitments and nonoperating charges for 2001.
In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS – NEW GAAP (a)
CORE BUSINESS SECTORS – 9 Quarter Trend

	2000				2001				2002
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Trust fees	$540.2	$544.6	$556.2	$586.8	$620.8	$640.6	$631.9	$673.2	$775.2
Other fee revenue	134.1	126.0	122.8	126.7	134.3	141.5	135.3	146.1	124.3
Net interest revenue / (expense)	130.1	141.5	149.1	150.4	151.1	155.8	166.6	168.1	181.4

Total revenue	804.4	812.1	828.1	863.9	906.2	937.9	933.8	987.4	1,080.9
Credit quality expense / (revenue)	4.2	2.6	3.1	0.4	0.5	0.5	0.9	1.1	1.4
Total operating expense	518.9	522.7	531.1	568.7	599.1	611.1	625.0	693.3	764.9

Income from continuing operations before taxes (benefits)	281.3	286.8	293.9	294.8	306.6	326.3	307.9	293.0	314.6
Income taxes (benefits)	103.3	104.9	107.9	108.2	111.1	119.7	113.6	100.0	114.5

Income (loss) from continuing operations	178.0	181.9	186.0	186.6	195.5	206.6	194.3	193.0	200.1
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—

Net income (loss)	$178.0	$181.9	$186.0	$186.6	$195.5	$206.6	$194.3	$193.0	$200.1

($ Billions)
Average loans	9.7	8.7	8.7	8.4	8.2	8.0	7.7	7.8	7.8
Average assets (c)	20.4	20.6	20.1	19.8	20.5	19.3	19.2	20.2	20.6
Average deposits	12.4	13.3	13.2	14.1	14.8	13.4	13.9	14.6	13.9
Average common equity	2.1	2.1	2.2	2.1	2.3	2.4	2.3	2.3	2.7
Average Tier I preferred equity	0.2	0.2	0.3	0.2	0.2	0.2	0.2	0.2	0.1
Assets under management (period end)	511	521	540	530	520	546	547	592	610
Assets under administration or custody (period end)	2,261	2,257	2,298	2,267	2,251	2,295	2,076	2,082	2,360
Contribution to EPS (e)	$0.35	$0.37	$0.37	$0.37	$0.40	$0.43	$0.41	$0.41	$0.45
Return on common equity (e)	34%	34%	33%	33%	34%	36%	35%	34%	31%
Pretax operating margin (e)	35%	35%	35%	34%	34%	35%	33%	30%	29%
Pretax operating margin (d)(e)	35%	35%	35%	34%	34%	35%	33%	30%	29%

(a)	Results exclude the impact of the amortization of goodwill from purchase acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Excludes amortization of other intangibles.
(e)	Ratios excludes the impact of the venture capital fair market value adjustments, loss on disposition of loans & commitments and nonoperating charges for 2001.
In January 2002, the corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS – NEW GAAP (a)
OTHER ACTIVITIES – 9 Quarter Trend

	2000				2001				2002
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Trust fees	$23.8	$12.3	$(1.0)	$(1.6)	$(2.6)	$(2.6)	$(3.3)	$(3.3)	$(0.1)
Other fee revenue	49.9	42.3	43.7	35.1	35.9	(117.7)	9.7	(247.5)	53.4
Net interest revenue / (expense)	3.6	(4.0)	(7.3)	(8.7)	(9.6)	(17.3)	(18.3)	(14.8)	(22.9)

Total revenue	77.3	50.6	35.4	24.8	23.7	(137.6)	(11.9)	(265.6)	30.4
Credit quality expense / (revenue)	(1.4)	6.3	(10.1)	2.9	(15.8)	0.2	3.5	4.2	1.8
Total operating expense	29.1	10.6	14.8	(0.5)	6.9	(2.2)	(17.2)	63.1	8.0

Income from continuing operations before taxes (benefits)	49.6	33.7	30.7	22.4	32.6	(135.6)	1.8	(332.9)	20.6
Income taxes (benefits)	18.1	12.7	10.8	8.5	12.6	(47.5)	0.1	(111.9)	9.5

Income (loss) from continuing operations	31.5	21.0	19.9	13.9	20.0	(88.1)	1.7	(221.0)	11.1
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—

Net income (loss)	$31.5	$21.0	$19.9	$13.9	$20.0	$(88.1)	$1.7	$(221.0)	$11.1

($ Billions)
Average loans	1.8	1.8	1.7	1.9	2.1	2.1	1.9	1.6	1.3
Average assets (c)	7.4	7.4	7.4	8.8	10.5	11.2	15.2	14.7	11.4
Average deposits	3.5	3.1	3.0	3.1	3.5	3.3	3.4	3.3	3.6
Average common equity	1.8	1.7	1.7	1.9	1.7	1.3	1.1	1.5	0.8
Average Tier I preferred equity	0.8	0.8	0.7	0.8	0.8	0.8	0.8	0.8	0.9
Assets under management (period end)	—	—	—	—	—	—	—	—	—
Assets under administration or custody (period end)	—	—	—	—	—	—	—	—	—
Contribution to EPS (e)	$0.07	$0.04	$0.04	$0.04	$0.04	$(0.18)	$—	$(0.46)	$0.02
Return on common equity (e)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin (e)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin (d)(e)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	Results exclude the impact of the amortization of goodwill from purchase acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Excludes amortization of other intangibles.
(e)	Ratios excludes the impact of the venture capital fair market value adjustments, loss on disposition of loans & commitments and nonoperating charges for 2001.
In January 2002, the corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS — NEW GAAP (a)
CONTINUING OPERATIONS – 9 Quarter Trend

	2000				2001				2002
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Trust fees	$564.0	$556.9	$555.2	$585.2	$618.2	$638.0	$628.6	$669.9	$775.1
Other fee revenue	184.0	168.3	166.5	161.8	170.2	23.8	145.0	(101.4)	177.7
Net interest revenue / (expense)	133.7	137.5	141.8	141.7	141.5	138.5	148.3	153.3	158.5

Total revenue	881.7	862.7	863.5	888.7	929.9	800.3	921.9	721.8	1,111.3
Credit quality expense / (revenue)	2.8	8.9	(7.0)	3.3	(15.3)	0.7	4.4	5.3	3.2
Total operating expense	548.0	533.3	545.9	568.2	606.0	608.9	607.8	756.4	772.9

Income from continuing operations before taxes (benefits)	330.9	320.5	324.6	317.2	339.2	190.7	309.7	(39.9)	335.2
Income taxes (benefits)	121.4	117.6	118.7	116.7	123.7	72.2	113.7	(11.9)	124.0

Income (loss) from continuing operations	209.5	202.9	205.9	200.5	215.5	118.5	196.0	(28.0)	211.2
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—

Net income (loss)	$209.5	$202.9	$205.9	$200.5	$215.5	$118.5	$196.0	$(28.0)	$211.2

($ Billions)
Average loans	11.5	10.5	10.4	10.3	10.3	10.1	9.6	9.4	9.1
Average assets (c)	27.8	28.0	27.5	28.6	31.0	30.5	34.4	34.9	32.0
Average deposits	15.9	16.4	16.2	17.2	18.3	16.7	17.3	17.9	17.5
Average common equity	3.9	3.8	3.9	4.0	4.0	3.7	3.4	3.8	3.5
Average Tier I preferred equity	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Assets under management (period end)	511	521	540	530	520	546	547	592	610
Assets under administration or custody (period end)	2,261	2,257	2,298	2,267	2,251	2,295	2,076	2,082	2,360
Contribution to EPS (e)	$0.42	$0.41	$0.41	$0.41	$0.44	$0.25	$0.41	$(0.05)	$0.47
Return on common equity (e)	22%	22%	21%	20%	22%	23%	12%	20%	25%
Pretax operating margin (e)	38%	37%	38%	36%	36%	24%	34%	30%	30%
Pretax operating margin (d)(e)	38%	38%	38%	36%	37%	24%	34%	-3%	30%

(a)	Results exclude the impact of the amortization of goodwill from purchase acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Excludes amortization of other intangibles.
(e)	Ratios excludes the impact of the venture capital fair market value adjustments, loss on disposition of loans & commitments and nonoperating charges for 2001.
In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION
CONTINUING OPERATIONS
NONINTEREST REVENUE (non-FTE Basis)

	2000				2001				2002
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Trust and investment fee revenue	$564.0	$557.0	$555.2	$585.2	$618.2	$638.0	$628.6	$669.9	$775.1
Cash management revenue	46.5	52.0	52.5	52.7	53.2	60.5	62.1	62.9	68.0
Foreign currency and securities trading revenue	51.2	41.2	42.6	42.8	54.5	47.6	38.6	53.0	39.0
Financing-related revenue	33.9	36.2	36.1	45.7	39.8	38.3	39.5	37.4	33.5
Equity investment revenue	36.8	18.6	21.5	5.9	7.6	(5.4)	(15.3)	0.7	21.2
Other	7.5	12.4	5.1	5.2	5.0	13.2	8.8	12.9	6.5

Sub-total	739.9	717.4	713.0	737.5	778.3	792.2	762.3	836.8	943.3
Venture capital fair value adjustments	—	—	—	—	—	(139.7)	—	(221.7)	—
Loss on disposition of large corporate loans and commitments	—	—	—	—	—	—	—	(57.3)	—

Total fee and other revenue	$739.9	$717.4	$713.0	$737.5	$778.3	$652.5	$762.3	$557.8	$943.3
Fee revenue as a percent of fee and net interest revenue (FTE)*	84%	83%	83%	83%	84%	84%	83%	84%	85%
Trust and investment fee revenue as a percent of fee and net interest revenue (FTE)*	64%	65%	64%	66%	67%	68%	68%	67%	70%
Assets under management at period end (in billions)	$511	$521	$540	$530	$520	$546	$547	$592	$610
Assets under administration or custody at period end (in billions)	$2,261	$2,257	$2,298	$2,267	$2,251	$2,295	$2,076	$2,082	$2,360
S&P 500 Index at period end	1,499	1,455	1,437	1,320	1,160	1,224	1,041	1,148	1,147

*	Excludes Venture Capital fair value adjustment and loss on disposition of large corporate loans & commitments.

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

MELLON FINANCIAL CORPORATION
CONTINUING OPERATIONS
OPERATING EXPENSE (a)

	2000				2001				2002
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Staff expense	$334.9	$326.7	$338.1	$347.2	$368.3	$365.2	$363.6	$444.2	$475.5
Professional, legal and other purchased services	59.4	62.0	68.7	63.7	75.2	78.3	79.7	113.7	83.1
Net occupancy expense	48.4	43.0	45.0	48.3	52.3	53.2	54.3	59.0	62.6
Equipment expense	32.7	31.9	32.5	37.4	38.3	34.9	40.0	43.7	56.5
Business development	33.3	33.3	30.4	32.4	29.5	28.7	27.0	31.9	32.3
Communications expense	17.3	16.9	15.3	14.7	22.0	25.8	24.5	23.3	28.1
Amortization of other intangible assets	1.7	1.7	1.7	1.7	1.6	1.6	1.4	2.2	3.3
Other expense	19.5	18.2	15.7	21.5	18.5	21.3	16.5	38.9	30.7

Total operating expense excluding goodwill amortization expense	547.2	533.7	547.4	566.9	605.7	609.0	607.0	756.9	772.1
Goodwill amortization expense	17.0	16.6	16.6	16.7	17.9	18.0	18.1	18.4	—

Total operating expense	$564.2	$550.3	$564.0	$583.6	$623.6	$627.0	$625.1	$775.3	$772.1
Efficiency ratio excluding amortization of goodwill in 2001 (b)	62%	62%	63%	64%	65%	65%	66%	69%	70%

(a)	In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement.
The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

(b)	Operating expense as a percentage of fee and net interest revenue, computed on a taxable equivalent basis, excluding the fourth quarter 2001 nonrecurring items and gains on the sales of securities.

MELLON FINANCIAL CORPORATION
PROVISION FOR CREDIT LOSSES, RESERVE FOR CREDIT LOSSES AND REVIEW OF NET
CREDIT LOSSES – 9 Quarter Trend

	2000				2001				2002
($ Millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Provision for credit losses	$3	$9	$(8)	$4	$(15)	$1	$5	$5	$4

Net Credit (Losses) Recoveries:
Commercial real estate	5	—	—	—	—	—	—	—	—
Commercial and financial	(5)	(8)	(3)	(11)	(1)	(20)	(21)	(39)	(2)
Consumer Credit	—	—	(1)	—	—	—	—	(1)	(1)

Total net credit losses	$—	$(8)	$(4)	$(11)	$(1)	$(20)	$(21)	$(40)	$(3)

Annualized NCL’s to average loans	—%	.32%	.14%	.41%	.06%	.79%	.89%	1.67%	.15%
Reserve for credit losses	$278	$277	$263	$262	$229	$225	$211	$126	$129
Reserve as a % of total loans	2.62%	2.63%	2.50%	2.56%	2.18%	2.36%	2.12%	1.48%	1.35%
Reserve as a % of NPL’s	205%	207%	200%	159%	122%	181%	171%	215%	175%

MELLON FINANCIAL CORPORATION
NONPERFORMING ASSETS – 9 Quarter Trend

	2000				2001				2002
($ Millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Nonperforming loans:
Commercial and financial	$120	$118	$121	$159	$183	$121	$121	$56	$69
Consumer Credit	14	11	7	5	2	2	1	2	2
Commercial real estate	1	4	3	1	1	1	1	1	3

Total nonperforming loans	135	133	131	165	186	124	123	59	74
Acquired property:
Real estate acquired	5	5	4	7	6	3	2	2	1
Reserve for real estate acquired	(1)	(1)	—	—	—	—	—	—	—

Net real estate acquired	4	4	4	7	6	3	2	2	1
Other assets acquired	2	2	—	—	—	1	1	1	—

Total acquired property	6	6	4	7	6	4	3	3	1

Total nonperforming Assets	$141	$139	$135	$172	$192	$128	$126	$62	$75

NPL’s as a % of total loans	1.28%	1.27%	1.25%	1.61%	1.78%	1.30%	1.24%	0.69%	0.77%
NPA’s as a % of total loans and
net acquired property	1.34%	1.33%	1.29%	1.68%	1.84%	1.34%	1.28%	0.72%	0.79%
NPA’s as a % of Tier I capital plus the reserve for credit losses	4.31%	4.20%	3.92%	4.97%	6.13%	4.23%	4.70%	2.29%	2.97%